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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                        _____________________________

                                  FORM 8-K
                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                        _____________________________

      Date of report (Date of earliest event reported):  July 23, 2003

                          WESTFIELD FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

       Massachusetts                001-16767              73-1627673
(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)

               141 Elm Street, Westfield, Massachusetts 01085
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  (413) 568-1911

                               Not Applicable
        (Former name or former address, if changed since last report)


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Item 1-6.    Not applicable.

Item 7.      Financial Statements, Pro Forma Financial Information and
             Exhibits

(c)          The following exhibits are filed with this Report:

             Exhibit No.      Description
             -----------      -----------

                 99.1 Press release issued by Westfield Financial, Inc. (the "Company") on July 23, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 8.      Not applicable.

Item 9.      Regulation FD

      The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

      On July 23, 2003, the Company announced its earnings for the second quarter of the 2003 fiscal year. A copy of the press release dated July 23, 2003, describing second quarter earnings is attached as Exhibit 99.1.

Item 10-11.  Not applicable.

Item 12.     Results of Operations and Financial Condition

             See Item 9 per SEC Release 33-8216, March 27, 2003.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WESTFIELD FINANCIAL, INC.


                                  By:     /s/ Michael J. Janosco, Jr.
                                          ---------------------------------
                                  Name:   Michael J. Janosco, Jr.
                                  Title:  Vice President, Chief Financial
                                          Officer and Treasurer

Date: July 23, 2003


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                                EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

    99.1         Press Release dated July 23, 2003.


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